================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 27, 2004


                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-10651                  43-1455766
    ---------------------            ------------              ---------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri             63017
------------------------------------------------------------          ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)
================================================================================

ITEM 9.  REGULATION FD DISCLOSURE

During the month of July 2004, Maverick Tube Corporation will give a slide show presentation during meetings with various individual and institutional investors. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 27, 2004


                                  MAVERICK TUBE CORPORATION


                                  By: /s/ Pamela G. Boone
                                      -----------------------------------------
                                      Pamela G. Boone
                                      Vice President - Finance and
                                      Administration and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on July 26, 2004.

                                                                    Exhibit 99.1
--------------------------------------------------------------------------------

                                     [LOGO]

                            MAVERICK TUBE CORPORATION

                             INVESTOR PRESENTATION
                                    July 2004

--------------------------------------------------------------------------------

Forward Looking Statements
--------------------------

These slides accompany an oral presentation by Maverick Tube Corporation which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including;

o    oil and gas drilling activity;

o    steel price volatility;

o    domestic and foreign competitive pressures;

o    fluctuations in industry-wide inventory levels;

o    the presence or absence of governmentally imposed trade restrictions;

o consequences of significant changes in interest rates and currency exchange rates;

o    asserted and unasserted claims; and

o those other risks and uncertainties described in Maverick's filing with the Securities and Exchange Commission.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                                                              2
--------------------------------------------------------------------------------

Key Investment Highlights
-------------------------

o Leading North American provider of valued-added pipe and tubular products to the energy and industrial markets

o Well positioned to benefit from increased oil and natural gas drilling activity

o Recent acquisitions will enhance financial results and reduce earnings volatility

o    Low-cost producer

o    Strong financial position and shareholder focus



                  One of North America's premier growth-oriented
                           oilfield services companies

                                                                              3
--------------------------------------------------------------------------------

Company Overview
----------------

o    Market capitalization               $1.2 billion*

o    Enterprise value                    $1.3 billion*

o    Headquarters                        St. Louis, MO

o    Company founded                     1977

o    Employees                           2,700

o Largest oil country tubular goods (OCTG) producer and one of the largest conduit producer in North America

     o    2.1 million tons of tubular capacity

     o    Largest buyer of hot rolled steel in North America

o    Geographically diverse production facilities

     o 24 mills in 9 locations including Arkansas, Texas, Alberta, Tennessee, Ohio, Georgia and Michigan

o    Maverick's operations are segmented into energy and industrial products


* Based on closing stock price on July 23, 2004

                                                                              4
--------------------------------------------------------------------------------

Summary of Products
-------------------


                                 Marekt
                                 Share *
                  Product        2Q 2004          Description and end uses
--------------------------------------------------------------------------------

Energy Products
---------------

61% of 2Q 2004
  revenues *

52% of 2Q 2004
  EBITDA *


                  OCTG           US  18%       Used in completion of newly
                                 CDN 32%       drilled wells

                  Line Pipe      US  14%       Used to gather, transmit and
                                 CDN 40%       dispearse oil and natural gas

                  Coiled Tubing  US  40%       Used in well servicing, flowline
                                 CND 65%       and umbilical applications
                                 INT'L 50%

Industrial Products
-------------------

39% of 2Q 2004
  revenues *

48% of 2Q 2004
  EBITDA *


                  HSS            US  14%       Structural tubing used in
                                 CND 40%       construction and other
                                               applications

                  Conduit            36%       Sheathing for wiring in
                                               non-residential construction


* Market share represents Maverick's share of Domestic Shipments

                                                                              5
--------------------------------------------------------------------------------

Broad Distribution Capabilities
-------------------------------

[Picture Graphic Omitted - Picture of United States with combined distribution capabilities from Calgary, Canada; Hickman, AR (3 facilities); Conroe, TX; Houston, TX (2 facilities, Coiled Tubing; 1 facility, Coupling); Cedar Springs, GA (Conduit); Ferndale, MI (Conduit); Elyria, OH (Conduit); Counce, TN]

[Graph omitted - demonstrates MVK Capacity Utilization as OCTG/Line Pipe (US) 80%, OCTG/Line Pipe (CDN) 60%, Coiled Tubing 90%, Industrial Products 70%, Conduit 90%]



                                                                              6
--------------------------------------------------------------------------------

Recent Acquisitions
-------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                                                          Share Price
                                                         (@ month end)
                                                        --------------

Jan 01                                                      $25.59
Feb 01                                                      $20.30
Mar 01                                                      $20.60
Apr 01                                                      $24.40
May 01                                                      $24.15
Jun 01                                                      $16.95
Jul 01                                                      $12.98
Aug 01                                                      $11.83
Sep 01                                                      $ 9.06
Oct 01                                                      $12.10
Nov 01                                                      $10.49
Dec 01                                                      $12.95

Jan 02                                                      $11.50
Feb 02                                                      $13.90
Mar 02                                                      $16.32
Apr 02                                                      $18.15
May 02                                                      $15.50
Jun 02                                                      $15.00
Jul 02                                                      $10.42
Aug 02                                                      $11.35
Sep 02                                                      $ 8.87
Oct 02                                                      $12.75
Nov 02                                                      $12.83
Dec 02                                                      $13.03

Jan 03                                                      $15.34
Feb 03                                                      $17.44
Mar 03                                                      $18.60
Apr 03                                                      $17.79
May 03                                                      $20.02
Jun 03                                                      $19.15
Jul 03                                                      $16.50
Aug 03                                                      $16.99
Sep 03                                                      $15.52
Oct 03                                                      $16.89
Nov 03                                                      $18.48
Dec 03                                                      $19.25

Jan 04                                                      $18.16
Feb 04                                                      $20.55
Mar 04                                                      $23.55
Apr 04                                                      $22.63
May 04                                                      $23.00


02/12/02  Acquisition  of  Precision  Tube for $59  million

03/13/02  Sale of 2 million  shares for $26 million

05/17/02  Sale of 5.75  million  shares for $83 million

10/15/02  Acquisition  of  LTV  Tubular  for  $120  million (Republic Conduit)

02/19/03  Acquisition of SeaCAT for $21 million

06/03/03  Convert Offering $100 million plus $20 million over allotment

04/20/04 Acquisition of Texas Arai for approximately $20 million

Dates reflect transaction announcement date

                                                                              7
--------------------------------------------------------------------------------

Conduit Market Entry
--------------------


o    Acquisition Summary

     o Purchased assets of The LTV Corporation's tubular division out of bankruptcy

     o    $120 million cash purchase

     o    Closed on December 31, 2002


o    Strategic rationale

     o    Broadens product lines

     o    Dominant position in conduit market

     o Provides stable incremental cash flow to balance OCTG market volatility

     o    Gain efficiencies through integration


Conduit Revenues and EBITDA

[Graph Omitted - Tabular representation for EDGAR filing below]

              Revenues                 EBITDA*
           -------------------------------------
2000          $191,839                $27,695
2001          $169,899                $32,874
2002          $164,802                $32,367
2003          $161,299                $11,996
2004**        $220,000                $50,000

*   EBITDA excludes corporate management fees
**  2004 five year historic average

                                                                              8
--------------------------------------------------------------------------------
Conduit Manufacturing Consolidation
-----------------------------------

o    Three existing facilities production consolidated into one

o    Capital cost to move is $50 - $55 million

o    Cost savings annually of $15 million beginning 3Q 2005

o    Savings from

     o    More efficient production capabilities
     o    Reduced freight (inbound and outbound)
     o    Consolidate overhead

...........Improved average historical cash flows by approximately 50%

                                                                               9
--------------------------------------------------------------------------------
Coiled Tubing Operations
------------------------


o    Acquisition Summary

     o    Acquired Precision Tube Holding Corp for $59 million

     o    Closed on Precision Tube acquisition on March 29, 2002

     o    Acquired SeaCAT Corp for $21 million

     o    Closed on SeaCAT Corp acquisition on February 28, 2003


o    Strategic rational

     o Coiled Tubing products and subsea umbilicals added to existing product mix

     o Growth opportunities through new product applications and cross selling opportunities

Coiled Tubing Revenues and EBITDA

[Graph Omitted - Tabular representation for EDGAR filing below]

              Revenues                 EBITDA*
           -------------------------------------
2000           $49,506                $10,146
2001           $73,586                $17,618
2002           $56,844                $ 5,176
2003           $56,890                $10,255
2004**         $68,200                $12,000

*   EBITDA excludes corporate management fees
**  2004 based on management estimates

                                                                             10
--------------------------------------------------------------------------------

Maverick is Different . . .
----------------------------

   . . . than we used to be
   . . . than our competitors

Why is Maverick Better?

        o Canadian Market Exposure (generating approximately 26% in Gross Margin thru 2Q 2004)
        o Electrical Conduit (generating approximately 39% in Gross Margin thru 2Q 2004)
        o Coiled Tubing (generating approximately 29% in Gross Margin thru 2Q 2004)
        o Striving to maintain lower cost structure (i.e. consolidation of conduit facilities)

                                                                              11
--------------------------------------------------------------------------------

Financial Performance Relative to Peers
---------------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                                     Maverick
                                   (pro forma) (1)      LSS              NSS
--------------------------------------------------------------------------------

Revenues ($ millions)

2001                                   $  795           $650              $315
2002                                   $  679           $524              $192
2003                                   $  884           $534              $259
2004 *                                 $1,310           $964              $427

Net Income ($ millions)

2001                                   $ 48             $ 16             ($ 56)
2002                                   $ 17            ($ 69)            ($ 40)
2003                                   $ 23            ($ 41)            ($ 17)
2004 *                                 $157             $108              $ 48

EPS

2001                                   $1.13            $0.66            ($2.68)
2002                                   $0.40           ($2.52)           ($1.93)
2003                                   $0.55           ($1.43)           ($0.83)
2004 *                                 $3.70            $3.77             $2.28

(1)  Maverick  pro forma for the  acquisition  of the tubular  assets of The LTV
     Corp.

 *   Street Estimates for 2004

                                                                             12
--------------------------------------------------------------------------------

Rig Count - U.S. & Canada
-------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]


                                 Rigs Running
                                  U.S. Rigs             Canadian Rigs
                                  ---------             -------------


1998                                  827                      263
1999                                  624                      244
2000                                  918                      344
2001                                1,157                      342
2002                                  831                      263
2003                                1,031                      373
2004 *                              1,150                      388

July 23, 2004
----------------
U.S. Rig Count  -  1,216
CND  Rig Count  -    380


* Market Estimates

                                                                             13
--------------------------------------------------------------------------------

Gas Prices & Gas Drilling - U.S.
--------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                                  Gas Rigs                Gas Prices
                               (Running Rigs)               ($/MCF)
                               --------------             ----------

Jan 00                                632                    $2.33
Feb 00                                615                    $2.58
Mar 00                                598                    $2.70
Apr 00                                609                    $2.96
May 00                                649                    $3.36
Jun 00                                679                    $4.28
Jul 00                                733                    $4.09
Aug 00                                787                    $4.25
Sep 00                                808                    $4.96
Oct 00                                843                    $5.08
Nov 00                                829                    $5.36
Dec 00                                859                    $8.19

Jan 01                                883                    $8.98
Feb 01                                901                    $5.80
Mar 01                                913                    $5.16
Apr 01                                957                    $5.20
May 01                              1,005                    $4.12
Jun 01                              1,053                    $3.63
Jul 01                              1,055                    $3.05
Aug 01                              1,029                    $2.91
Sep 01                                972                    $2.15
Oct 01                                913                    $2.35
Nov 01                                836                    $2.38
Dec 01                                754                    $2.46

Jan 02                                725                    $2.20
Feb 02                                679                    $2.17
Mar 02                                617                    $2.82
Apr 02                                612                    $3.25
May 02                                690                    $3.34
Jun 02                                704                    $3.10
Jul 02                                716                    $3.01
Aug 02                                721                    $2.96
Sep 02                                736                    $3.22
Oct 02                                709                    $3.76
Nov 02                                683                    $3.98
Dec 02                                714                    $4.43

Jan 03                                718                    $5.30
Feb 03                                750                    $7.12
Mar 03                                767                    $7.35
Apr 03                                795                    $5.09
May 03                                864                    $5.64
Jun 03                                925                    $5.78
Jul 03                                924                    $5.02
Aug 03                                932                    $4.99
Sep 03                                936                    $4.60
Oct 03                                941                    $4.64
Nov 03                                952                    $4.46
Dec 03                                959                    $6.06

Jan 04 *                              955                    $5.90
Feb 04 *                              961                    $4.79
Mar 04 *                              968                    $5.22
Apr 04 *                              996                    $5.62
May 04 *                            1,007                    $6.17
Jun 04 *                            1,011                    $6.13
Jul 04 *                                                     $6.63
Aug 04 *                                                     $6.67
Sep 04 *                                                     $6.65
Oct 04 *                                                     $6.68
Nov 04 *                                                     $6.85
Dec 04 *                                                     $7.01

* Gas Prices are based on Futures prices

                                                                             14
--------------------------------------------------------------------------------

Oil Prices & Oil Drilling - U.S.
--------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                               Running Rigs            Oil Prices $$/BBL
                              --------------          -------------------

Jan 00                                143                   $27.31
Feb 00                                154                   $29.51
Mar 00                                171                   $29.81
Apr 00                                196                   $25.91
May 00                                198                   $29.20
Jun 00                                202                   $32.01
Jul 00                                208                   $29.25
Aug 00                                205                   $29.32
Sep 00                                199                   $33.30
Oct 00                                216                   $33.09
Nov 00                                239                   $34.59
Dec 00                                239                   $28.63

Jan 01                                239                   $29.99
Feb 01                                237                   $30.04
Mar 01                                248                   $27.16
Apr 01                                247                   $27.73
May 01                                235                   $28.71
Jun 01                                216                   $27.53
Jul 01                                218                   $26.86
Aug 01                                219                   $27.57
Sep 01                                220                   $26.44
Oct 01                                198                   $22.21
Nov 01                                176                   $19.73
Dec 01                                147                   $19.40

Jan 02                                141                   $19.77
Feb 02                                144                   $20.82
Mar 02                                144                   $24.57
Apr 02                                136                   $25.81
May 02                                134                   $26.95
Jun 02                                138                   $25.77
Jul 02                                133                   $27.22
Aug 02                                125                   $28.43
Sep 02                                122                   $29.91
Oct 02                                140                   $28.91
Nov 02                                146                   $26.40
Dec 02                                137                   $29.38

Jan 03                                132                   $33.45
Feb 03                                153                   $36.37
Mar 03                                171                   $32.71
Apr 03                                185                   $28.40
May 03                                167                   $28.40
Jun 03                                152                   $30.51
Jul 03                                153                   $31.05
Aug 03                                153                   $31.64
Sep 03                                154                   $28.09
Oct 03                                158                   $30.42
Nov 03                                158                   $31.71
Dec 03                                153                   $32.31

Jan 04 *                              143                   $33.57
Feb 04 *                              153                   $34.68
Mar 04 *                              164                   $36.62
Apr 04 *                              154                   $36.79
May 04 *                              156                   $40.30
Jun 04 *                              164                   $38.24
Jul 04 *                                                    $41.55
Aug 04 *                                                    $41.43
Sep 04 *                                                    $41.10
Oct 04 *                                                    $40.60
Nov 04 *                                                    $40.20
Dec 04 *                                                    $39.50

* Oil Prices are based on Futures Prices

                                                                             15
--------------------------------------------------------------------------------

OCTG Imports & Share of Consumption - U.S.
------------------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                                   Import                   Share
                                 Tons (000)             of Consumption
                                 ----------             --------------

1Q99                               26,354                      9.3%
2Q99                               25,736                      8.6%
3Q99                               34,956                      9.3%
4Q99                               83,124                     17.0%

1Q00                              136,086                     27.3%
2Q00                              178,260                     32.1%
3Q00                              197,934                     30.9%
4Q00                              207,970                     33.7%

1Q01                              220,597                     27.2%
2Q01                              278,146                     32.4%
3Q01                              242,028                     32.3%
4Q01                              162,893                     28.5%

1Q02                              126,715                     22.6%
2Q02                              108,345                     19.0%
3Q02                              122,957                     22.5%
4Q02                              131,487                     22.7%

1Q03                              129,519                     21.3%
2Q03                              209,207                     31.9%
3Q03                              201,247                     29.0%
4Q03                              223,411                     28.7%

1Q04                              205,949                     29.9%
2Q04                              209,949                     30.2%
3Q04                              209,755                     30.4%
4Q04                              210,135                     28.7%

1Q04                              215,702                     28.8%
2Q04                              237,211                     32.9%


                                                                              16
--------------------------------------------------------------------------------

OCTG Industry Inventory & Months Supply - U.S.
----------------------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                                 Industry                   Months
                                Inventory                   Supply
                                ---------                  ---------

1Q99                            1,007,956                     10.9
2Q99                              928,579                      7.9
3Q99                              856,579                      5.6
4Q99                              871,579                      5.6

1Q00                              972,579                      5.2
2Q00                            1,092,579                      5.3
3Q00                            1,173,579                      5.6
4Q00                            1,307,181                      5.6

1Q01                            1,316,592                      4.6
2Q01                            1,406,070                      5.2
3Q01                            1,384,041                      6.8
4Q01                            1,292,532                      6.7

1Q02                            1,220,645                      6.4
2Q02                            1,177,172                      6.2
3Q02                            1,229,217                      6.4
4Q02                            1,083,217                      5.3

1Q03                            1,045,217                      4.8
2Q03                            1,169,313                      5.0
3Q03                            1,179,313                      4.9
4Q03                            1,084,033                      4.3

1Q04                            1,141,099                      4.6
2Q04                            1,200,000                      5.2

* Inventory includes those owned by end-users, distributors, mills and trading companies

                                                                              17
--------------------------------------------------------------------------------

Steel Cost have risen
---------------------

o       Steel Cost have risen sharply

        o Rise in cost of scrap metal, coke, pig iron and other raw material cost are pushing the steel cost higher

        o Base price has risen over $200 per ton since the first of the year

        o       Unprecedented steel surcharges - $180 for August

        o Decrease in surcharges in the second quarter were offset by further increases in base prices


                                                                              18
--------------------------------------------------------------------------------

Maverick Steel Costs
--------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                               Steel Purchase              Steel Cost
                                     Cost                   of Sales
                                    $/Ton                    $/Ton
                                --------------             ----------

1Q97                                 $341                     $336
2Q97                                 $351                     $336
3Q97                                 $349                     $323
4Q97                                 $324                     $324

1Q98                                 $316                     $318
2Q98                                 $320                     $311
3Q98                                 $296                     $308
4Q98                                 $248                     $295

1Q99                                 $254                     $272
2Q99                                 $262                     $258
3Q99                                 $280                     $257
4Q99                                 $308                     $294

1Q00                                 $312                     $297
2Q00                                 $315                     $299
3Q00                                 $285                     $296
4Q00                                 $235                     $273

1Q01                                 $222                     $236
2Q01                                 $244                     $227
3Q01                                 $245                     $242
4Q01                                 $222                     $243

1Q02                                 $229                     $231
2Q02                                 $276                     $247
3Q02                                 $342                     $308
4Q02                                 $332                     $331

1Q03                                 $291                     $331
2Q03                                 $286                     $298
3Q03                                 $296                     $291
4Q03                                 $300                     $308

1Q04                                 $415                     $350
2Q04                                 $540                     $405



                                                                              19
--------------------------------------------------------------------------------

Selling Prices
--------------

o       Selling price increase announced January 1st to increase spreads

o       Steel Surcharges are being passed on to customers in the U.S.

o       Increases in Base Prices of Steel are being passed onto customers

o       Price increase now occurring in Canada after spring break-up

                                                                              20
--------------------------------------------------------------------------------

U.S. Domestic Shipments & Maverick's Selling Prices
---------------------------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                                                          Maverick's
                               U.S. Domestic               Selling
                                 Shipments                  Prices
                               -------------            -------------

1Q97                                449.0                     $655
2Q97                                589.6                     $672
3Q97                                597.3                     $690
4Q97                                464.0                     $701

1Q98                                484.7                     $715
2Q98                                368.0                     $689
3Q98                                231.3                     $668
4Q98                                131.5                     $610

1Q99                                148.0                     $559
2Q99                                150.5                     $532
3Q99                                225.6                     $522
4Q99                                376.4                     $552

1Q00                                442.9                     $601
2Q00                                476.0                     $639
3Q00                                503.7                     $670
4Q00                                520.6                     $679

1Q01                                579.6                     $684
2Q01                                649.2                     $664
3Q01                                466.4                     $654
4Q01                                297.7                     $647

1Q02                                338.7                     $582
2Q02                                395.9                     $578
3Q02                                452.9                     $589
4Q02                                277.2                     $597

1Q03                                417.1                     $581
2Q03                                547.3                     $587
3Q03                                480.1                     $604
4Q03                                403.2                     $640

1Q04                                575.1                     $766
2Q04                                520.0                   $1,040



                                                                              21
--------------------------------------------------------------------------------

Balance Sheet
-------------

                                      Actual        Actual         Actual
In $ Millions                      at  12/31/03   at 3/31/04     at 6/30/04
--------------------------------------------------------------------------------

Assets
Current Assets
  Cash                                $ 29.2        $ 40.6        $ 37.5
  Net Accounts Receivable              117.1         155.7         163.3
  Inventory                            184.0         197.9         268.9
  Other Current Assets                  12.4          11.9          15.2
                                    ---------------------------------------
    Total Current Assets               342.7         406.1         484.9

Net PP&E                               189.4         196.8         195.7

Goodwill & Intangible Assets           118.3         121.1         120.9

Other Assets                            20.3          12.7          14.1
                                    ---------------------------------------
Total Assets                           670.7        $736.7        $815.6
                                    =======================================

Liabilities & Stockholders Equity
Current Liabilities
  Accounts Payable                    $ 47.6        $ 64.0        $ 58.4
  Current Debt                           3.5           3.5           3.4
  Accrued Expenses & Other              38.0          53.6          80.4
                                  -----------------------------------------
    Total Current Liabilities           89.1         121.1         142.2

Long Term Debt                           4.2           3.4           3.2
Convertible Debt                       120.0         120.0         120.0
Revolving Credit Facility               50.2          50.0          50.0
Other Liabilities                       16.4          16.3          15.7
Deferred Income Taxes                    6.0           8.9           9.3

Stockholders Equity                    384.8         417.0         475.2
                                  -----------------------------------------
Total Liabilities &
  Stockholders Equity                 $670.7        $736.7        $816.6
                                  =========================================

Working Capital                       $253.6        $285.0        $342.7
Net Debt                              $148.7        $136.3        $139.1
Net Book Capitalization               $533.5        $553.3        $614.3
Net Debt/Book Capitalization            27.9%         24.6%         22.6%

$135 million  available  under the Revolving  Credit Facility as of June 30,
2004

                                                                              22
--------------------------------------------------------------------------------

Summary
-------

o    Anticipate drilling to increase 7% for 2004 in the U.S. and 5% in Canada

o    Inventory re-stocking; some help on imports

o    Rising capacity utilization should cover steel cost plus some

o    Volatile steel cost - sharply higher to start

o    2004 will benefit from the one time increase in inventory cost

o    Benefit of accretive acquisitions and improved base business

                                                                              23
--------------------------------------------------------------------------------

                                     [LOGO]

                            MAVERICK TUBE CORPORATION

                             www.mavericktube.com

--------------------------------------------------------------------------------